UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 9, 2014 (May 6, 2014)

Date of Report (Date of Earliest Event Reported)

ALLERGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2525 Dupont Drive

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(714) 246-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Current Report on Form 8-K/A amends certain disclosure made in the Current Report on Form 8-K filed by Allergan, Inc. (the “Company”) on May 9, 2014 to accurately reflect the topic of the stockholder proposal presented as Item No. 5 at the Company’s Annual Meeting of Stockholders.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 6, 2014 (the “Annual Meeting”) and there were present in person or by proxy 259,206,717 votes, representing approximately 86.65% of the total outstanding eligible votes. At the Annual Meeting, the Company’s stockholders (i) elected nine directors to the Board; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014; (iii) approved the compensation of the Company’s named executive officers; (iv) approved the amendment and restatement of the Amended and Restated Certificate of Incorporation; and (v) approved a non-binding stockholder proposal, as more fully described below.

	For	Against	Abstain	Broker Non- Votes
Item No. 1: Election of nine directors to serve for a term of office expiring at the 2015 annual meeting of stockholders and until their successors are duly elected and qualified:
David E.I. Pyott	223,086,247	21,045,786	899,279	14,175,405
Michael R. Gallagher	163,111,459	81,419,239	500,614	14,175,405
Deborah Dunsire, M.D.	232,439,476	12,153,803	438,033	14,175,405
Trevor M. Jones, Ph.D.	216,328,825	28,236,839	465,648	14,175,405
Louis J. Lavigne, Jr.	232,168,930	12,395,501	466,881	14,175,405
Peter J. McDonnell, M.D.	215,837,387	28,727,181	466,744	14,175,405
Timothy D. Proctor	229,914,053	14,652,417	464,842	14,175,405
Russell T. Ray	230,485,928	14,076,981	468,403	14,175,405
Henri A. Termeer	232,226,320	12,251,052	553,940	14,175,405
Item No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014	257,654,498	1,086,946	465,273	0
Item No. 3: Advisory vote to approve the compensation of the Company’s named executive officers	227,667,602	15,798,516	1,565,194	14,175,405
Item No. 4: Approval of the Amendment and Restatement of our Amended and Restated Certificate of Incorporation	240,369,234	4,134,500	527,578	14,175,405
Item No. 5: Stockholder Proposal
Stockholder Proposal # 1 (Separation of Chairman and CEO)*	123,331,181	120,819,096	881,035	14,175,405

*	Approval of the stockholder proposal requires the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy, and entitled to vote. Abstentions represent shares present at the annual meeting and entitled to vote; therefore, abstentions have the same effect as votes against the stockholder proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: May 9, 2014	By:	/s/ Matthew J. Maletta
	Name:	Matthew J. Maletta
	Title:	Vice President, Associate General Counsel and Secretary